                                     SEMIANNUAL REPORT    JUNE 30, 2001

Prudential
Total Return Bond Fund, Inc.

FUND TYPE  Taxable bond

OBJECTIVE  Total return

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Total Return Bond Fund, Inc. (the Fund) seeks total return through a mix of current income and capital appreciation as determined by the Fund's investment adviser.
This means we allocate assets primarily among debt securities, including U.S. government securities, mortgage-related securities, corporate debt securities, and foreign securities.
The Fund may invest up to 50% of its total assets in noninvestment-grade securities having a rating of not lower than CCC--also known as high-yield debt securities or "junk" bonds. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

   Expressed as a percentage of
total investments* as of 6/30/01

      71.5%   U.S. Corporate Bonds
      11.4    Foreign Corporate Bonds
       5.4    U.S. Gov't Securities
       3.7    Foreign Gov't Securities
       3.0    Asset-Backed Securities
       5.0    Cash & Equivalents

Credit Quality

   Expressed as a percentage of
total investments* as of 6/30/01

       5.5%   U.S. Government & Agency
       6.0    AAA
       3.2    AA
      12.9    A
      46.1    BBB
      13.9    BB
       7.0    B
       0.4    CCC
       5.0    Cash & Equivalents

Ten Largest Issuers

   Expressed as a percentage of
   net assets as of 6/30/01

   3.4%   Federal National Mortgage Assoc.
   2.9    Worldcom, Inc.
   2.8    United States Treasury Notes
   1.9    Niagara Mohawk Power Corp.
   1.9    Osprey Trust, Inc.
   1.9    News America, Inc.
   1.6    International Paper Co.
   1.6    Anadarko Finance Co.
   1.6    PHH Corp.
   1.6    Citibank Credit Card Master Trust

Holdings are subject to change.

                                www.prudential.com    (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                       As of 6/30/01

                                 Six     One           Five             Since
                                Months   Year          Years          Inception2
                                                 C>
Class A                          5.12%   11.74%  39.01% (38.25)   63.87% (62.59)
Class B                          4.95    11.18   35.08  (34.34)   57.99    (56.76)
Class C                          4.95    11.34   35.27  (34.53)   58.19    (56.96)
Class Z                          5.41    12.14        N/A         37.49    (36.74)
Lipper General Bond Fund Avg.3   2.34    6.95        36.23              ***

Average Annual Total Returns1                              As of 6/30/01

                 One          Five        Since
                Year         Years      Inception2
   Class A      7.27%    5.94% (5.82)   7.25% (7.12)
   Class B      6.18     6.04  (5.92)   7.33  (7.20)
   Class C      9.23     6.02  (5.90)   7.18  (7.05)
   Class Z      12.14        N/A        6.88  (6.76)

Distributions and Yields1               As of 6/30/01

                    Total Distributions   30-Day
                    Paid for Six Months   SEC Yield
   Class A                 $0.43            6.19%
   Class B                 $0.39            5.95
   Class C                 $0.40            5.88
   Class Z                 $0.44            6.71

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1   Source: Prudential Investments Fund Management LLC and
    Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns and yields would have been lower, as indicated in parentheses ( ).
2   Inception dates: Class A, B, and C, 1/10/95; Class Z,
    9/16/96.
3 Lipper average returns are unmanaged and are based on the average return for all funds in each share class for the six-month, one-, and five-year periods in the Lipper General Bond Fund category. Funds in the Lipper General Bond Fund category do not have any quality or maturity restrictions. They tend to keep the bulk of their assets in corporate and government debt issues.
*** Lipper Since Inception returns are 63.80% for Class A, B, and C, and 33.39% for Class Z, based on all funds in each
   share class.
                                                               1

(LOGO)                                         August 14, 2001

DEAR SHAREHOLDER,
The overall bond market generated relatively strong results during the first half of the year, especially when compared to the ongoing weakness in the stock market. The Prudential Total Return Bond Fund participated in this rally, as it produced solid performance for its shareholders. Over the six-month period ended June 30, 2001, the Fund's Class A shares returned 5.12%, which is 0.91% to investors subject to Class A shares' initial sales charge. Over the same period, the Fund's benchmark Lipper Average returned 2.34%. Of course, past performance is not indicative of future results.

After the longest economic expansion in the nation's history, data indicated that the U.S. economy was quickly retrenching toward the end of 2000. With increasing signs that the United States could be headed for a recession (defined as at least two consecutive quarters of decline in a nation's gross domestic product), the Federal Reserve Board (the Fed) instituted a series of rapid interest rate cuts in an attempt to reverse the economic slowdown. By the end of our reporting period, the Fed had lowered interest rates on six separate occasions. As yields fell, bond prices rose, since yields and bond prices move in opposite directions.

Looking ahead, we see mixed signals in terms of the short-term direction of the economy. Rather than over analyze these economic indicators, we believe a more prudent strategy for investors is to remain focused on their long-term goals.
Thank you for your continued confidence in Prudential mutual funds.

Sincerely,


David R. Odenath, Jr., President
Prudential Total Return Bond Fund, Inc.

Prudential Total Return Bond Fund, Inc.

     Semiannual Report   June 30, 2001

INVESTMENT ADVISER'S REPORT

In our last report to shareholders, we explained that economic growth was quickly reversing course, and that there was an increased probability of a pending recession. The most significant signs of moderating economic growth included weak production numbers, higher weekly unemployment claims, and lower consumer confidence. This type of data caused Fed Chairman Alan Greenspan to indicate that the Fed was shifting from a tightening to an easing monetary bias.

Ultimately, the Fed moved decisively and aggressively in an attempt to ward off a recession during the six-month reporting period. The Fed's actions began with an unexpected 50 basis point cut on January 3, 2001 (a basis point is one one-hundredth of a percent). This was followed up by five additional reductions by the end of June 2001. All told, the Fed lowered rates 275 basis points in less than six months. To put this in perspective, during the 1990-91 recession, it took the Fed 17 months to lower rates a comparable amount.

During most of the reporting period, U.S. bond prices rose as the Fed's interest rate cuts created a favorable environment for shorter-term fixed-income securities. The growing demand for bonds was also a positive, as many investors moved out of the faltering stock market and into these safer "havens."

CAPTURING THE REBOUND IN THE CORPORATE MARKET
Last year, we saw the price of many high-yield corporate issues (also known as junk bonds) reach distressed levels. Rising interest rates, expectations for a faltering economy and the questionable business models of many corporate issuers had led to a sharp rise in defaults in the high-yield market. However, when the Fed changed course and started lowering interest rates, it injected a great deal of confidence into the financial system. This triggered a dramatic rebound in corporate bond prices in general, and in the high-yield market in particular.
                                                          3

Prudential Total Return Bond Fund, Inc.

         Semiannual Report   June 30, 2001

We were rewarded throughout the period for our overweighting in the investment-grade corporate sector and our aggressive trading practices. A large supply of new corporate issues was introduced into the market during the first half of the year. This high volume of new securities, coupled with the weak economy, forced issuers to offer premium yields to generate interest in their bonds. We took advantage of this by increasing our exposure to newly issued investment-grade corporate bonds. We also rotated out of our lower-coupon corporates and into new issues that offered higher yields.

Within the junk bond market, we emphasized more defensive sectors, as we believed that they would perform well given the weak economic conditions. However, the Fund also had some exposure to high-yield telecommunications bonds. These securities detracted from results, as this segment of the high-yield market declined sharply during the period.

PORTFOLIO HIGHLIGHTS
While our holdings within the corporate sector as a whole contributed to our outperformance, several issues in particular were especially beneficial. For example, Conseco, a financial services holding company, generated outstanding results during the period. Conseco had been trading at distressed levels, due in part to credit problems at one of its subsidiaries. However, the financial restructuring program the firm instituted last year has helped it to rebound significantly.

Pactiv, a large packaging company with name brand products that include the Hefty and Glad Bag lines, was another example of a winning holding. The firm's bonds had been dragged down in 2000, as the packaging industry fell as a whole. This was due to concerns that the slowing economy would damage profits, and because some companies within the sector were adversely affected by exposure to asbestos. However, the industry has come back in 2001, and Pactiv has participated in the rally.

                             www.prudential.com    (800) 225-1852

POSITIONING IN A VARIETY OF SECTORS
The Fund's modest exposure to foreign bonds was also helpful to results, as our securities produced solid returns. Examples in this area included our holdings in select Japanese and European securities. Within the emerging bond markets, we focused on more defensive issues, which also performed well. In addition, we bought Russian and Venezuelan bonds that we sold at a profit.

The Fund also benefited from its underexposure to mortgage securities. The mortgage market in general has not performed well thus far in 2001. Falling interest rates have led to an increase in prepayments, as consumers have moved to refinance their mortgages at the lower prevailing rates.

LOOKING AHEAD
As we look toward the remainder of the year, we believe the Fed's aggressive monetary policy and the soon-to-be distributed tax rebate checks may yield positive results for the economy. However, it typically takes around nine months for the Fed's actions to work their way through the economic system. If this holds true, it could still be a number of months before modest signs of a recovery emerge.

Given this outlook, we anticipate remaining fairly neutral on the corporate bond market during the third quarter. As we move into the fourth quarter, we feel that economic improvements should help corporate bonds. If this happens, we will look to increase our exposure to these securities later in the year.

In the meantime, we believe that there will continue to be trading opportunities in the marketplace, and as in the past, we'll attempt to proactively take advantage of these situations.

Prudential Total Return Bond Fund Management Team

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited)

                Principal
Moody's         Amount
Rating          (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  89.6%
-------------------------------------------------------------------------------------
Asset Backed Securities  3.0%
Aaa             $    5,000(b)    Citibank Credit Card, Master
                                  Trust I, Ser. 1999-5, Class A,
                                  6.10%, 5/15/08                     $    5,057,800
Aaa                  4,700       MBNA Master Credit Card Trust II,
                                  Sr. 1999-B, Class A,
                                  5.90%, 8/15/11                          4,609,113
                                                                     --------------
                                 Total asset backed securities            9,666,913
                                                                     --------------
-------------------------------------------------------------------------------------
Domestic Corporate Bonds  63.1%
                                 Adelphia Communications Corp.,
                                  Sr. Notes,
B2                     585       10.50%, 7/15/04                            599,625
B2                   1,515       10.25%, 6/15/11                          1,492,275
                                 AES Corp., Sr. Notes,
Ba1                  1,280(c)    9.50%, 6/1/09                            1,305,600
Ba1                    580       9.375%, 9/15/10                            582,697
Ba1                  1,000       8.875%, 2/15/11                            975,000
Ba2                    950       AK Steel Corp., Sr. Notes,
                                  9.125%, 12/15/06                          970,188
                                 Allied Waste North America, Inc.,
                                  Sr. Notes,
Ba3                    615       7.375%, 1/1/04                             605,775
Ba3                    625       7.625%, 1/1/06                             615,625
Ba3                    625       8.875%, 4/1/08                             641,406
Ba3                    675(c)    7.875%, 1/1/09                             654,750
B1                   1,185(c)    American Axle & Manufacturing,
                                  Inc.,
                                  Sr. Sub. Notes,
                                  9.75%, 3/1/09                           1,185,000
                                 Anadarko Finance Co., Sr. Notes,
Baa1                 3,000       6.75%, 5/1/11                            3,000,720
Baa1                 2,100(c)    7.50%, 5/1/31                            2,134,839
B2                     970(c)    Applied Extrusion Technology,
                                  Inc.,
                                  Sr. Notes,
                                  10.75%, 7/1/11                            982,125

    6                                      See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa1            $    2,750       Bank United Corp., Sub. Notes,
                                  8.875%, 5/1/07                     $    3,049,090
Baa2                 2,000       BJ Services Co., Notes, Ser. B,
                                  7.00%, 2/1/06                           1,996,680
Ba1                  1,140       Briggs & Straton Corp., Notes,
                                  8.875%, 3/15/11                         1,149,610
Ba3                    575       BRL Universal Equipment, Inc.,
                                  Sr. Sec'd. Notes,
                                  8.875%, 2/15/08                           586,500
                                 Calenergy, Inc., Sr. Notes,
Baa3                 2,000       6.96%, 9/15/03                           2,043,720
Baa3                 2,000       7.23%, 9/15/05                           2,060,320
                                 Calpine Corp., Sr. Notes,
Ba1                  2,345       10.50%, 5/15/06                          2,390,929
Ba1                  2,400       8.625%, 8/15/10                          2,333,664
Baa3                   400       Capital One Financial Corp., Sr.
                                  Notes,
                                  7.25%, 5/1/06                             385,769
Baa1                 2,000       Carolina Power & Light Co.,
                                  Med. Term Notes,
                                  6.65%, 4/1/08                           1,980,640
                                 Charter Communications Holdings
                                  LLC,
                                  Sr. Notes,
B2                     900       10.75%, 10/1/09                            933,750
B2                   1,605(c)    10.00%, 5/15/11                          1,629,075
Baa2                   550       Citizens Communications Co.,
                                  Notes,
                                  9.25%, 5/15/11                            569,718
Ba3                  1,200       CMS Energy Corp., Notes,
                                  8.375%, 7/1/03                          1,218,809
Baa2                   500       Coastal Corp., Notes,
                                  7.50%, 8/15/06                            515,465
Baa3                 1,600       Cogentrix Energy, Inc., Sr.
                                  Notes,
                                  8.75%, 10/15/08                         1,645,888
                                 Columbia/HCA Healthcare Corp.,
                                  Notes,
Ba1                    650       6.91%, 6/15/05                             633,750
Ba1                  1,000       7.125%, 6/1/06                             987,500
Baa2                 3,500       Commonwealth Edison Co., Notes,
                                  7.625%, 1/15/07                         3,672,865

    See Notes to Financial Statements                                      7

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Caa             $      900       Conseco Financing Trust III,
                                  Bonds,
                                  8.796%, 4/1/27                     $      603,000
                                 Continental Airlines, Inc.,
                                  Sr. Notes,
Ba2                  1,050       8.00%, 12/15/05                          1,023,047
                                 Pass-Through Trust, Ser. 2000-1,
                                  Class A-1,
Aa3                    681       8.048%, 11/1/20                            726,293
                                 CSC Holdings, Inc., Sr. Notes,
Ba1                    900       7.25%, 7/15/08                             855,126
Ba1                  1,300       7.625%, 4/1/11                           1,237,990
Baa3                 3,000(c)    Delhaize America, Inc., Notes,
                                  7.375%, 4/15/06                         3,063,930
Baa2                 2,000       Dominion Fiber Ventures LLC,
                                  Sr. Sec'd. Notes,
                                  7.05%, 3/15/05                          2,028,620
Baa2                 2,000       Duke Energy Field Services LLC,
                                  Notes,
                                  7.50%, 8/16/05                          2,074,980
Baa1                   800       Duke Realty L.P., Sr. Notes,
                                  7.30%, 6/30/03                            823,260
B3                   1,290(c)    Echostar Broadband Corp., Sr.
                                  Notes,
                                  10.375%, 10/1/07                        1,270,650
Baa2                 1,300       Electric Lightwave, Inc., Notes,
                                  6.05%, 5/15/04                          1,224,190
Ba2                  1,140       Eott Energy Partners L.P., Sr.
                                  Notes,
                                  11.00%, 10/1/09                         1,228,350
                                 ERP Operating L.P., Notes,
A3                     375       7.10%, 6/23/04                             387,053
A3                   1,200       6.63%, 4/13/05                           1,208,352
Caa1                   745       Exodus Communications, Inc.,
                                  Sr. Notes,
                                  11.625%, 7/15/10                          253,300
B2                   1,040(c)    Fairchild Semiconductor Corp.,
                                  Sr. Sub. Notes,
                                  10.50%, 2/1/09                          1,014,000
Ba3                    990       Fleming Companies, Inc., Sr.
                                  Notes,
                                  10.125%, 4/1/08                         1,012,275

    8                                      See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Ba2             $      300       Fresenius Medical, Inc., Notes,
                                  9.00%, 12/1/06                     $      305,250
B2                   1,800       Gentek, Inc., Sr. Sub. Notes,
                                  11.00%, 8/1/09                          1,476,000
Baa3                 2,000       Georgia-Pacific Corp., Bonds,
                                  8.875%, 5/15/31                         2,001,440
Ba2                    160       Harrah's Operating Co., Inc.,
                                  Gtd. Sr. Sub. Notes,
                                  7.875%, 12/15/05                          162,400
Ba2                  2,000       Host Marriott L.P., Sr. Notes,
                                  Ser. G,
                                  9.25%, 10/1/07                          2,030,000
A3                   1,000       Ingersoll-Rand Co., Notes,
                                  5.80%, 6/1/04                           1,002,970
A1                   4,000       International Lease Finance
                                  Corp.,
                                  Med. Term Notes, Ser. J,
                                  5.90%, 3/12/03                          4,065,456
Baa1                 5,000       International Paper Co., Notes,
                                  8.00%, 7/8/03                           5,230,655
B3                     925       International Wire Group, Inc.,
                                  Sr. Sub. Notes,
                                  11.75%, 6/1/05                            933,094
Ba1                  2,000       ITT Corp., Notes,
                                  6.75%, 11/15/03                         2,006,840
Baa2                 3,000       Kellogg Co., Notes,
                                  7.45%, 4/1/31                           2,958,600
                                 Lehman Brothers Holdings, Inc.,
                                  Notes,
A2                   3,605(c)    6.625%, 4/1/04                           3,713,078
A2                   1,175       6.625%, 2/15/06                          1,196,091
Caa1                   505       Level 3 Communications, Inc.,
                                  Sr. Notes,
                                  11.00%, 3/15/08                           219,675
Baa3                 3,000       Limestone Electron Trust,
                                  Sr. Sec'd. Notes,
                                  8.625%, 3/15/03                         3,112,800
                                 Lyondell Chemical Co., Sr. Notes,
                                 Ser. A,
Ba3                    360       9.625%, 5/1/07                             359,100
                                 Ser. B,
Ba3                    695       9.875%, 5/1/07                             693,263

    See Notes to Financial Statements                                      9

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
B3              $      995       McLeodUSA, Inc., Sr. Notes,
                                  11.375%, 1/1/09                    $      621,875
B2                     795       Mediacom LLC, Sr. Notes,
                                  9.50%, 1/15/13                            763,200
B2                     940(c)    Mediacom Broadband LLC, Sr.
                                  Notes,
                                  11.00%, 7/15/13                           956,450
Baa3                 1,500       Meyer (Fred), Inc., Notes,
                                  7.15%, 3/1/03                           1,540,170
Baa3                 2,500(c)    Mirant Americas Generation, Inc.,
                                  Sr. Notes,
                                  9.125%, 5/1/31                          2,600,875
B3                     550       Motors & Gears, Inc., Notes,
                                  10.75%, 11/15/06                          544,500
A2                   1,000       Nationwide Life Insurance Co.,
                                  Bonds,
                                  9.875%, 2/15/25                         1,113,740
                                 Navistar International Corp., Sr.
                                  Notes,
Ba1                  1,000       7.00%, 2/1/03                              970,000
Ba1                  1,050       9.375%, 6/1/06                           1,057,875
Baa3                 6,000       News America, Inc., Gtd. Notes,
                                  6.703%, 5/21/34                         6,064,680
                                 Nextel Communications, Inc., Sr.
                                  Notes,
B1                     935       9.375%, 11/15/09                           738,650
Caa1                   740       10.50%, 12/1/09                            236,800
                                 Niagara Mohawk Power Corp.,
                                  First Mtg. Bonds,
Baa2                 2,000       6.875%, 4/1/03                           2,032,000
Baa2                 2,000       7.375%, 8/1/03                           2,060,000
Baa2                 2,000       8.00%, 6/1/04                            2,092,020
Baa3                 1,672       NRG Northeast Generating LLC,
                                  Sr. Sec'd. Notes, Class A-1,
                                  8.065%, 12/15/04                        1,708,983
Ba2                  1,615       Omnicare, Inc., Sr. Sub. Notes,
                                  8.125%, 3/15/11                         1,631,150

    10                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Ba3             $    1,245       Orion Power Holdings, Inc., Sr.
                                  Notes,
                                  12.00%, 5/1/10                     $    1,381,950
Baa2                 6,000       Osprey Trust, Inc., Sr. Sec'd.
                                  Notes,
                                  7.797%, 1/15/03                         6,126,864
B3                     500       Pacific Gas & Electric Co.,
                                  Notes,
                                  6.25%, 8/1/03                             445,000
                                 Pactiv Corp., Debs.,
Baa3                 1,159       8.125%, 6/15/17                          1,072,249
Baa3                   500       7.95%, 12/15/25                            443,150
Ba2                  1,310       Park Place Entertainment Corp.,
                                  Sr. Sub. Notes,
                                  7.875%, 12/15/05                        1,313,275
Ba1                    540       Parker & Parsley Petroleum Co.,
                                  Sr. Notes,
                                  8.875%, 4/15/05                           562,950
A1                     230       Pharmacia Corp., Debs.,
                                  6.50%, 12/1/18                            222,594
Baa1                 5,000       PHH Corp., Med. Term Notes,
                                  8.125%, 2/3/03                          5,118,800
Ba1                  3,500       Pinnacle One Partners L.P., Sr.
                                  Notes,
                                  8.83%, 8/15/04                          3,582,320
                                 Progress Energy, Inc., Sr. Notes,
Baa1                 2,000       6.55%, 3/1/04                            2,038,560
Baa1                 1,000       6.75%, 3/1/06                            1,017,990
Baa3                 1,340       PSEG Energy Holdings, Inc.,
                                  Notes,
                                  10.00%, 10/1/09                         1,441,868
Ba1                  2,000       Quest Diagnostics Inc., Sr.
                                  Notes,
                                  6.75%, 7/12/06                          1,985,000
Baa1                 1,870       Qwest Communications Int'l.,
                                  Inc.,
                                  Sr. Notes,
                                  7.50%, 11/1/08                          1,894,299
Baa3                 3,000       Raytheon Co., Notes,
                                  7.90%, 3/1/03                           3,084,360
A3                   1,500       Rockwell International Corp.,
                                  Debs.,
                                  5.20%, 1/15/98                            967,005
Baa3                 1,010       Seagull Energy Corp., Sr. Notes,
                                  7.875%, 8/1/03                          1,047,592

    See Notes to Financial Statements                                     11

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa3            $    1,300       Sealed Air Corp., Notes,
                                  8.75%, 7/1/08                      $    1,274,000
Caa2                 2,000       Southern California Edison Co.,
                                  Notes,
                                  6.375%, 1/15/06                         1,410,000
Ba3                    235       Sovereign Bancorp, Inc., Sr.
                                  Notes,
                                  10.25%, 5/15/04                           246,647
B1                     710       Station Casinos, Inc., Sr. Sub.
                                  Notes,
                                  9.875%, 7/1/10                            740,175
B2                   1,405       Stone Container Corp., Sr. Notes,
                                  9.25%, 2/1/08                           1,454,175
B2                     955       Swift Energy Co., Sr. Sub. Notes,
                                  10.25%, 8/1/09                          1,021,850
                                 Telecomunica de Puerto Rico,
                                  Inc.,
                                  Sr. Notes,
Baa1                 1,800       6.65%, 5/15/06                           1,770,948
Baa1                 1,500       6.80%, 6/15/09                           1,384,011
                                 Tele-Communications, Inc., Notes,
A3                   2,000       8.25%, 1/15/03                           2,077,440
A3                   1,500       10.125%, 4/15/22                         1,861,350
Ba1                  1,075       Tenet Healthcare Corp., Sr.
                                  Notes,
                                  7.875%, 1/15/03                         1,091,125
B2                   1,080(c)    Terex Corp., Sr. Sub. Notes,
                                  10.375%, 4/1/11                         1,112,400
Baa2                   750       Tosco Corp., Notes,
                                  7.25%, 1/1/07                             780,960
Ba1                  1,360(c)    Tricon Global Restaurants, Inc.,
                                  Sr. Notes,
                                  8.875%, 4/15/11                         1,390,600
Baa2                 3,000       TRW, Inc., Notes,
                                  7.625%, 3/15/06                         3,102,030
Baa1                 2,500       Turner Broadcasting, Inc., Sr.
                                  Notes,
                                  8.375%, 7/1/13                          2,733,425
Ba1                    330(c)    Unisys Corp., Sr. Notes,
                                  8.125%, 6/1/06                            320,100
Ba1                  3,000       United Air Lines, Inc., Debs.,
                                  Ser. A,
                                  10.67%, 5/1/04                          3,103,020

    12                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa3            $    1,600       UtiliCorp United, Inc., Sr.
                                  Notes,
                                  7.95%, 2/1/11                      $    1,615,040
Ba1                  1,440       Waste Management Inc., Notes,
                                  6.625%, 7/15/02                         1,451,189
Baa3                 4,000       WCG Corp., Sr. Sec'd. Notes,
                                  8.25%, 3/15/04                          3,991,400
Caa1                   750       Williams Communications Corp.,
                                  Sr. Notes,
                                  10.70%, 10/1/07                           307,500
Ba2                  1,340(c)    Winn-Dixie Stores, Inc., Sr.
                                  Notes,
                                  8.875%, 4/1/08                          1,353,400
Baa2                 2,000       World Color Press, Inc.,
                                  Sr. Sub. Notes,
                                  7.75%, 2/15/09                          1,949,620
                                 Worldcom, Inc., Notes,
A3                   4,000       7.375%, 1/15/03                          4,077,240
A3                   2,000       7.50%, 5/15/11                           1,946,640
A3                   3,300       8.25%, 5/15/31                           3,224,298
                                                                     --------------
                                 Total domestic corporate bonds         204,299,872
                                                                     --------------
-------------------------------------------------------------------------------------
Foreign Corporate Bonds(e)  13.9%
Aa2                  1,500(c)    Barclays Bank PLC (United
                                  Kingdom),
                                  Bonds,
                                  7.375%, 12/15/49                        1,489,798
                                 British Telecommunications PLC
                                  (United Kingdom), Notes,
Baa1                   500       8.125%, 12/15/10                           527,500
Baa1                 1,750(c)    8.625%, 12/15/30                         1,898,960
B2                     345(c)    Canwest Media, Inc. (Canada),
                                  Sr. Sub. Notes,
                                  10.625%, 5/15/11                          350,175
Ba1                  1,900       Cemex S.A. (Mexico), Notes,
                                  9.625%, 10/1/09                         2,071,000
                                 Cho Hung Bank (Korea), Sub.
                                  Notes,
Ba2                    615       11.50%, 4/1/10                             644,212
Ba2                  1,500       11.875%, 4/1/10                          1,571,250

    See Notes to Financial Statements                                     13

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Ba3             $    1,160(c)    Flextronics International, Ltd.
                                  (Singapore),
                                  Sr. Sub. Notes,
                                  9.875%, 7/1/10                     $    1,160,000
                                 Global Crossing Holdings, Ltd.
                                  (Bermuda), Sr. Notes,
Ba2                  2,490       9.125%, 11/15/06                         1,979,550
Ba2                    650(c)    9.625%, 5/15/08                            513,500
A2                     125       Hydro-Quebec (Canada),
                                  Gtd. Notes, Ser. IU,
                                  7.50%, 4/1/16                             133,208
A1                   1,200       National Australia Bank Ltd.
                                  (Australia), Notes,
                                  6.40%, 12/10/07                         1,210,068
A3                   1,500       Nortel Networks Ltd. (Canada),
                                  Notes,
                                  6.125%, 2/15/06                         1,284,480
Baa2                 3,000       Nova Chemicals Corp. (Canada),
                                  Notes,
                                  7.00%, 5/15/06                          2,988,087
Baa1                 4,000       Pemex Finance Ltd. (Mexico),
                                  Notes,
                                  9.14%, 8/15/04                          4,243,720
Baa3                 1,700       Petroleos Mexicanos (Mexico),
                                  Bonds,
                                  9.50%, 9/15/27                          1,841,100
B2                     955       Quebecor Media, Inc. (Canada),
                                  Sr. Notes,
                                  11.125%, 7/15/11                          945,450
Aa3                  2,500       Rio Tinto Finance, Ltd.
                                  (Australia),
                                  Gtd. Notes,
                                  5.75%, 7/3/06                           2,475,000
Baa3                 2,000       Rogers Cablesystems, Inc.
                                  (Canada),
                                  Sr. Sec'd. Notes, Ser. B,
                                  10.00%, 3/15/05                         2,120,000
Baa1                 3,000       Sanwa Bank Ltd. (Japan),
                                  Sub. Notes,
                                  7.40%, 6/15/11                          2,893,200
Baa2                 3,700       Scotia Pacific Co. LLC (Canada),
                                  Sr. Notes, Ser. B, Cl. A-3,
                                  7.71%, 7/20/28                          2,773,742
Ba3                    625       Stena AB (Sweden), Sr. Notes,
                                  10.50%, 12/15/05                          615,625

    14                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
A2              $    3,000       Telefonica Europe B.V.
                                  (Netherlands), Notes,
                                  8.25%, 9/15/30                     $    3,147,540
Baa2                 2,000       Telus Corp. (Canada), Notes,
                                  8.00%, 6/1/11                           2,040,960
Baa1                 3,000       Tyco International Group S.A.
                                  (Bermuda), Notes,
                                  6.875%, 9/5/02                          3,062,400
Baa2                   560       United News & Media PLC
                                  (United Kingdom), Notes,
                                  7.25%, 7/1/04                             539,157
Caa1                   790(c)    United Pan-Europe Communications
                                  (Netherlands), Notes
                                  11.25%, 2/1/10                            292,300
                                                                     --------------
                                 Total foreign corporate bonds           44,811,982
                                                                     --------------
-------------------------------------------------------------------------------------
Foreign Government Securities  3.4%
Ba2                    700(e)    Republic of Columbia, Bonds,
                                  10.50%, 6/13/06                           721,000
Baa3                   655(e)    Republic of Croatia, Debs.,
                                  F.R.N.,
                                  6.25%, 7/31/06                            643,519
Ba1                    700(e)    Republic of Egypt, Notes,
                                  8.75%, 7/11/11                            701,610
Aaa             EUR 11,020       Republic of Germany, Notes,
                                  4.50%, 7/4/09                           9,043,655
                                                                     --------------
                                 Total foreign government
                                  securities                             11,109,784
                                                                     --------------
-------------------------------------------------------------------------------------
U.S. Government Agencies  3.4%
                                 Federal National Mortgage
                                  Association,
                $    5,000       7.00%, 7/1/16                            5,088,600
                     6,000       6.00%, 7/1/31                            5,915,040
                                                                     --------------
                                 Total U.S. government agencies          11,003,640
                                                                     --------------

    See Notes to Financial Statements                                     15

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
U.S. Government Securities  2.8%
                                 United States Treasury Notes,
                $      605(c)    4.625%, 5/15/06                     $      596,681
                       900       5.625%, 5/15/08                            935,433
                     7,749(c)    5.00%, 2/15/11                           7,517,692
                                                                     --------------
                                 Total U.S. government securities         9,049,806
                                                                     --------------
                Shares
-------------------------------------------------------------------------------------
Rights(a)
                     5,384       United Mexican States,
                                  expiring 6/30/03                           52,763
                                                                     --------------
                                 Total long-term investments
                                  (cost $290,667,921)                   289,994,760
                                                                     --------------
SHORT-TERM INVESTMENTS  21.7%
                Principal
                Amount
                (000)
-------------------------------------------------------------------------------------
Domestic Corporate Bonds  3.5%
Baa2            $    3,000       Capital One Bank, Med. Term
                                  Notes,
                                  7.08%, 10/30/01                         3,009,780
Ba3                  1,200       CMS Energy Corp., Sr. Notes,
                                  8.00%, 7/1/01                           1,200,000
Baa1                   900       Cox Enterprises, Inc., Notes,
                                  6.625%, 6/14/02                           911,565
Baa3                   600       Georgia-Pacific Corp., Notes,
                                  9.95%, 6/15/02                            622,188
Ba1                    835       GS Escrow Corp., Sr. Notes,
                                  6.75%, 8/1/01                             834,549
B2                     325       Kaiser Aluminum & Chemical Corp.,
                                  Sr. Notes,
                                  9.875%, 2/15/02                           321,750

    16                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
A2              $      120       Lehman Brothers Holdings, Inc.,
                                  Notes, Ser. F,
                                  6.375%, 5/7/02                     $      121,985
Ba2                    765       Navistar Financial Corp.,
                                  Sr. Sub. Notes, Ser. B,
                                  9.00%, 6/1/02                             763,698
A3                     500       Paramount Communications, Inc.,
                                  Notes,
                                  7.50%, 1/15/02                            507,590
A3                   1,000       Tele-Communications, Inc., Notes,
                                  6.34%, 2/1/02                           1,009,190
Ba1                  2,000       Waste Management Inc., Sr. Notes
                                  6.125%, 7/15/01                         2,000,120
                                                                     --------------
                                 Total domestic corporate bonds          11,302,415
                                                                     --------------
-------------------------------------------------------------------------------------
Foreign Corporate Bonds(e)  0.3%
A1                   1,000       Kansallis-Osake-Pankki, N.V.
                                  (Finland),
                                  Notes,
                                  10.00%, 5/1/02                          1,042,240
                                                                     --------------
-------------------------------------------------------------------------------------
Foreign Government Securities(e)  1.3%
Ba1                  4,000       Republic of Panama, Notes,
                                  7.875%, 2/13/02                         4,090,000
                                                                     --------------

Money Market  16.6%                                   Shares
------------------------------------------------------------------------------------------
Prudential Core Investment Fund-Taxable Money
 Market Series (Note 3)                                53,726,313(d)       53,726,313
                                                                     ----------------
Total short-term investments (cost $70,044,678)                            70,160,968
                                                                     ----------------
Total Investments before Short Sales  111.3%
 (cost $360,712,599; Note 4)                                              360,155,728
                                                                     ----------------

    See Notes to Financial Statements                                     17

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

           Principal
           Amount
           (000)       Description                                     (Value Note 1)
---------------------------------------------------------------------------------------
Investments Sold Short(a)  (0.8%)
          $  (2,660)   United States Treasury Notes
                        (proceeds $2,594,331)                           $    (2,580,599)
                                                                       ----------------
                       Total Investments, Net of Short Sales  110.5%
                        (cost $358,118,268)                                 357,575,129
                       Liabilities in excess of other
                        assets  (10.5%)                                     (34,027,811)
                                                                       ----------------
                       Net Assets  100%                                 $   323,547,318
                                                                       ----------------
                                                                       ----------------

------------------------------
AB--Antiebolay (Swedish Stock Company).
B.V.--Beloten Vennootschaap (Dutch Company).
F.R.N.--Floating Rate Note-rate shown as of June 30, 2001.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
N.V.--Naamloze Vennootschaap (Dutch Corporation).
PLC--Public Limited Company (British Corporation).
S.A.--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
(a) Non-income producing security.
(b) Pledged as initial margin on financial futures contracts.
(c) Portion of securities on loan, see Note 4.
(d) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(e) US$--Denominated foreign bonds.

    18                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other liabilities shown as a percentage of net assets as of June 30, 2001 was as follows:

Money Market...........................................................   16.6%
Electric Utilities.....................................................   14.5
Financial Services.....................................................   11.8
Telecommunications.....................................................   10.2
Foreign Corporate Bonds................................................    8.5
U.S. Government Agencies...............................................    6.2
Media..................................................................    4.9
Foreign Government Bonds...............................................    4.7
Oil & Gas Exploration & Production.....................................    4.0
Paper & Packaging......................................................    3.9
General Industries.....................................................    3.3
Food & Beverage........................................................    2.8
Healthcare.............................................................    2.1
Automotive.............................................................    2.0
Gas Utilities..........................................................    2.0
Transportation.........................................................    1.9
Environmental..........................................................    1.8
Cable..................................................................    1.5
Chemical...............................................................    1.2
Lodging................................................................    1.2
Aerospace..............................................................    1.0
Equipment..............................................................    1.0
Technology.............................................................    0.8
Gaming.................................................................    0.7
Real Estate............................................................    0.7
Energy.................................................................    0.6
Metals.................................................................    0.4
Retail.................................................................    0.4
Grocery Stores.........................................................    0.3
Insurance..............................................................    0.3
Investments Sold Short.................................................   (0.8)
Liabilities in excess of other assets..................................  (10.5)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     19

       Prudential Total Return Bond Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  June 30, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $360,712,599)                         $ 360,155,728
Cash                                                                     96,082
Interest receivable                                                   6,407,746
Receivable for investments sold                                       4,564,481
Receivable for Fund shares sold                                         979,722
Receivable for securities lending income                                115,309
Unrealized appreciation on forward currency contracts                    42,141
Other assets                                                              1,662
                                                                -----------------
      Total assets                                                  372,362,871
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              27,775,653
Payable for investments purchased                                    16,005,581
Investments sold short, at value (proceeds $2,594,331)                2,580,599
Payable for Fund shares reacquired                                    1,311,020
Dividends payable                                                       495,643
Management fee payable                                                  132,666
Accrued expenses                                                        128,306
Distribution fee payable                                                125,958
Securities lending rebate payable                                       105,120
Due to broker-variation margin                                           93,844
Interest payable on short sales                                          38,629
Unrealized depreciation on forward currency contracts                    22,534
                                                                -----------------
      Total liabilities                                              48,815,553
                                                                -----------------
NET ASSETS                                                        $ 323,547,318
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $      25,332
   Paid-in capital in excess of par                                 339,095,709
                                                                -----------------
                                                                    339,121,041
   Undistributed net investment income                                  308,755
   Accumulated net realized loss on investments and foreign
      currency transactions                                         (15,405,774)
   Net unrealized depreciation on investments and foreign
      currencies                                                       (476,704)
                                                                -----------------
Net assets, June 30, 2001                                         $ 323,547,318
                                                                -----------------
                                                                -----------------

    20                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  June 30, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($75,589,084 / 5,917,473 shares of common stock issued
      and outstanding)                                                   $12.77
   Maximum sales charge (4% of offering price)                              .53
                                                                -----------------
   Maximum offering price to public                                      $13.30
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($168,102,625 / 13,159,847 shares of common stock
      issued and outstanding)                                            $12.77
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($12,118,762 / 948,704 shares of common stock issued
      and outstanding)                                                   $12.77
   Sales charge (1% of offering price)                                      .13
                                                                -----------------
   Offering price to public                                              $12.90
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($67,736,847 / 5,306,238 shares of common stock
      issued and outstanding)                                            $12.77
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     21

       Prudential Total Return Bond Fund, Inc.
             Statement of Operations (Unaudited)

                                                                   Six Months
                                                                      Ended
                                                                  June 30, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Interest                                                       $  11,709,094
   Income from securities loaned (net of rebate of
      $476,556)                                                          65,155
   Dividends                                                             59,989
                                                                -----------------
   Total income                                                      11,834,238
                                                                -----------------
Expenses
   Management fee                                                       767,360
   Distribution fee--Class A                                             87,674
   Distribution fee--Class B                                            602,690
   Distribution fee--Class C                                             40,728
   Transfer agent's fees and expenses                                   353,000
   Reports to shareholders                                              128,000
   Custodian's fees and expenses                                         85,000
   Registration fees                                                     29,000
   Legal fees and expenses                                               25,000
   Audit fee                                                             12,000
   Directors' fees and expenses                                           6,000
   Miscellaneous                                                          2,019
                                                                -----------------
      Total expenses                                                  2,138,471
                                                                -----------------
Net investment income                                                 9,695,767
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            5,284,072
   Financial futures transactions                                       456,553
   Foreign currency transactions                                        (62,781)
   Short sales                                                            6,159
                                                                -----------------
                                                                      5,684,003
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         (143,751)
   Financial futures                                                   (205,945)
   Foreign currencies                                                   211,642
   Short sales                                                           13,732
                                                                -----------------
                                                                       (124,322)
                                                                -----------------
Net gain on investments                                               5,559,681
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  15,255,448
                                                                -----------------
                                                                -----------------

    22                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended                Ended
                                               June 30, 2001      December 31, 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $   9,695,767        $  17,829,705
   Net realized gain (loss) on investments
      and foreign currency transactions            5,684,003           (5,455,492)
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                            (124,322)           9,680,715
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                             15,255,448           22,054,928
                                             -----------------    -----------------
Dividends
   Dividends from net investment income
      Class A                                     (2,322,312)          (4,035,016)
      Class B                                     (4,919,311)          (9,911,519)
      Class C                                       (331,883)            (553,990)
      Class Z                                     (2,273,423)          (3,558,206)
                                             -----------------    -----------------
                                                  (9,846,929)         (18,058,731)
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions)
   Net proceeds from shares sold                  72,328,451           78,926,527
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                    8,043,684           14,964,256
   Cost of shares reacquired                     (50,498,919)        (102,460,530)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      from Fund share transactions                29,873,216           (8,569,747)
                                             -----------------    -----------------
Total increase (decrease)                         35,281,735           (4,573,550)
NET ASSETS
Beginning of period                              288,265,583          292,839,133
                                             -----------------    -----------------
End of period(a)                               $ 323,547,318        $ 288,265,583
                                             -----------------    -----------------
                                             -----------------    -----------------
------------------------------
(a) Includes undistributed net investment
    income of:                                 $     308,755        $     459,917
                                             -----------------    -----------------

    See Notes to Financial Statements                                     23

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Total Return Bond Fund, Inc. (the 'Fund'), formerly known as Prudential Diversified Bond Fund, Inc., which was incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund had no significant operations other than the issuance of 2,667 shares each of Class A and Class B common stock and 2,666 shares of Class C common stock for $100,000 on October 5, 1994 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on January 10, 1995.

      The Fund's investment objective is total return. The Fund will seek to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's investment adviser. This means we allocate assets primarily among debt securities, including U.S. Government securities, mortgage-related securities, corporate securities and foreign securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Securities listed on a securities exchange are
valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holding of foreign currencies, currency gains or losses realized between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery
                                                                          25

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Securities Lending:    The Fund may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending securities in the form of interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the six months ended June 30, 2001, PSI has been compensated approximately $22,000 for these services. As of June 30, 2001, approximately $3,400 of such compensation was due to PSI.

      Short Sales:    The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively.

      Dividends and Distributions:    Dividends are declared daily and paid
monthly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Fund's policy to meet the requirements
of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM manages the investment advisory services of the Fund, administers the Fund's affairs and supervises the

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

subadviser's performance of all investment advisory services. PIFM has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PIFM pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the six months ended June 30, 2001, such expenses for the Fund were .25 of 1% of the average daily net assets of Class A shares and .75% of the average daily net assets of both the Class B and Class C shares.

      PIMS has advised the Fund that it received approximately $78,000 and $15,000, respectively, in front-end sales charges for the six months ended June 30, 2001. From these fees, PIMS paid a substantial part of such sales charges to Pruco Securities Corporation and affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended June 30, 2001, it received approximately $140,000 and $2,000, respectively, in contingent deferred sales charges imposed upon redemptions by Class B and C shareholders.

      PIFM, PIMS, PIC and PIM are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .08 of 1% of the unused portion of the credit facility. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2001.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended June 30, 2001, the Fund incurred fees of approximately $304,000 for the services of PMFS. As of June 30, 2001, approximately $52,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the six months ended June 30, 2001, the Fund earned income of approximately $360,000 and $301,000, respectively, from the Series by investing their excess cash and collateral from securities lending.

Note 4. Portfolio Securities
Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2001 were $577,372,044 and $556,464,385, respectively.

      During the period ended June 30, 2001, the Fund entered into financial futures contracts. Details of open contracts at June 30, 2001 are as follows:

                                                Value at      Value at       Unrealized
Number of                        Expiration     June 30,        Trade       Appreciation/
Contracts          Type             Date          2001          Date       (Depreciation)
---------   ------------------  ------------  ------------   -----------   ---------------
            Long Positions:
            20-yr. U.S.
    67      Treasury Bond       Sept. 2001    $  6,720,937   $ 6,664,406      $  56,531

                                                                          29

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

                                                Value at      Value at       Unrealized
Number of                        Expiration     June 30,        Trade       Appreciation/
Contracts          Type             Date          2001          Date       (Depreciation)
---------   ------------------  ------------  ------------   -----------   ---------------
            20-yr. U.S.
    27      Treasury Bond       Sept. 2001    $  2,708,438   $ 2,706,750      $   1,688
            5-yr. U.S.
    93      Treasury Note       Sept. 2001       9,610,969     9,622,594        (11,625)
                                              ------------   -----------   ---------------
                                              $ 19,040,344   $18,993,750      $  46,594
                                              ------------   -----------   ---------------
                                              ------------   -----------   ---------------

      At June 30, 2001, the Fund had outstanding forward currency contracts to purchase and sell foreign currency as follows:

                                           Value at
Foreign Currency                       Settlement Date        Current         Unrealized
Purchase Contracts                         Payable             Value         Depreciation
-----------------------------------    ----------------     -----------     --------------
Euros, expiring 7/13/01                  $  1,630,506       $ 1,607,972        $(22,534)
                                       ----------------     -----------     --------------
                                       ----------------     -----------     --------------
                                           Value at
Foreign Currency                       Settlement Date        Current         Unrealized
Sale Contracts                            Receivable           Value         Appreciation
-----------------------------------    ----------------     -----------     --------------
Euros, expiring 7/13/01                  $ 11,054,117       $11,011,976        $ 42,141
                                       ----------------     -----------     --------------
                                       ----------------     -----------     --------------

      The U.S. federal income tax cost basis of the Fund's investments at June 30, 2001 was $361,059,991 and, accordingly, net unrealized depreciation of investments for federal income tax purposes was $904,263 (gross unrealized appreciation--$5,568,458; gross unrealized depreciation--$6,472,721).

      As of June 30, 2001, the Fund had securities on loan with an aggregate market value of $27,037,905. The Fund received $27,775,653 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

      For federal income tax purposes, the Fund had a net capital loss carryforward as of December 31, 2000 of approximately $20,575,000 of which $5,204,000 expires in 2006, $8,534,000 expires in 2007 and $6,837,000 expires in
2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Fund has elected to treat net capital losses of approximately $77,000 and net foreign currency losses of approximately $327,000 incurred in the two months ended December 31, 2000 as having been incurred in the current fiscal year.

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, B, C and Class Z, each of which consists of 500 million, 500 million, 500 million and 500 million authorized shares, respectively.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended June 30, 2001:
Shares sold                                                   1,707,312    $ 21,822,160
Shares issued in reinvestment of dividends                      144,498       1,846,740
Shares reacquired                                            (1,249,433)    (15,948,936)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    602,377       7,719,964
Shares issued upon conversion from Class B                      186,415       2,396,376
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   788,792    $ 10,116,340
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                   1,891,133    $ 23,536,321
Shares issued in reinvestment of dividends                      264,908       3,261,458
Shares reacquired                                            (2,547,621)    (31,486,265)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (391,580)     (4,688,486)
Shares issued upon conversion from Class B                      445,247       5,491,818
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    53,667    $    803,332
                                                             ----------    ------------
                                                             ----------    ------------

                                                                          31

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended June 30, 2001:
Shares sold                                                   1,721,751    $ 22,040,453
Shares issued in reinvestment of dividends                      301,657       3,855,032
Shares reacquired                                            (1,074,748)    (13,743,321)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    948,660      12,152,164
Shares reacquired upon conversion into Class A                 (186,415)     (2,396,376)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   762,245    $  9,755,788
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                   2,108,762    $ 25,964,078
Shares issued in reinvestment of dividends                      635,513       7,822,729
Shares reacquired                                            (3,726,394)    (45,829,431)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (982,119)    (12,042,624)
Shares reacquired upon conversion into Class A                 (445,247)     (5,491,818)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,427,366)   $(17,534,442)
                                                             ----------    ------------
                                                             ----------    ------------
Class C
----------------------------------------------------------
Six months ended June 30, 2001:
Shares sold                                                     301,795    $  3,865,357
Shares issued in reinvestment of dividends                       19,427         248,296
Shares reacquired                                              (163,031)     (2,085,364)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   158,191    $  2,028,289
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                     360,248    $  4,496,598
Shares issued in reinvestment of dividends                       34,626         426,342
Shares reacquired                                              (354,093)     (4,405,034)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    40,781    $    517,906
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Six months ended June 30, 2001:
Shares sold                                                   1,921,629    $ 24,600,481
Shares issued in reinvestment of dividends                      163,950       2,093,616
Shares reacquired                                            (1,463,971)    (18,721,298)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   621,608    $  7,972,799
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                   2,010,720    $ 24,929,530
Shares issued in reinvestment of dividends                      280,603       3,453,727
Shares reacquired                                            (1,675,934)    (20,739,800)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   615,389    $  7,643,457
                                                             ----------    ------------
                                                             ----------    ------------

       Prudential Total Return Bond Fund, Inc.

                 Financial
                      Highlights

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  12.54
                                                                  ----------------
Income from investment operations
Net investment income                                                      .42
Net realized and unrealized gain (loss) on investment
   transactions                                                            .24
                                                                  ----------------
   Total from investment operations                                        .66
                                                                  ----------------
Less dividends and distributions
Dividends from net investment income                                      (.43)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                  ----------------
      Total dividends and distributions                                   (.43)
                                                                  ----------------
Net asset value, end of period                                        $  12.77
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(c)                                                           5.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $ 75,589
Average net assets (000)                                              $ 70,721
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.17%(b)
   Expenses, excluding distribution and service (12b-1) fees               .92%(b)
   Net investment income                                                  6.52%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 186%

------------------------------
(a) Net of expense subsidy and/or fee waiver.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Less than $.005 per share.
    34                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class A
----------------------------------------------------------------------------------------------------
                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------
    $  12.35             $  13.23             $  13.41             $  13.57             $  13.79
----------------     ----------------     ----------------     ----------------     ----------------
         .81                  .83(a)               .85(a)               .98(a)               .93(a)
         .20                 (.86)                (.18)                 .07                 (.19)
----------------     ----------------     ----------------     ----------------     ----------------
        1.01                 (.03)                 .67                 1.05                  .74
----------------     ----------------     ----------------     ----------------     ----------------
        (.82)                (.82)                (.85)                (.98)                (.93)
          --                 (.03)                  --(d)              (.02)                  --
          --                   --                   --                 (.21)                (.03)
----------------     ----------------     ----------------     ----------------     ----------------
        (.82)                (.85)                (.85)               (1.21)                (.96)
----------------     ----------------     ----------------     ----------------     ----------------
    $  12.54             $  12.35             $  13.23             $  13.41             $  13.57
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        8.60%                (.23)%               5.14%                7.96%                5.80%
    $ 64,289             $ 62,660             $ 59,186             $ 41,051             $ 30,657
    $ 59,196             $ 61,661             $ 51,915             $ 34,994             $ 21,867
        1.24%                1.00%(a)              .90%(a)              .82%(a)              .79%(a)
         .99%                 .75%(a)              .75%(a)              .67%(a)              .64%(a)
        6.73%                6.41%(a)             6.36%(a)             7.14%(a)             7.08%(a)
         218%                 236%                 304%                 334%                 362%

    See Notes to Financial Statements                                     35

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                  $  12.53
                                                                  ----------------
Income from investment operations
Net investment income                                                      .39
Net realized and unrealized gain (loss) on investment
   transactions                                                            .24
                                                                  ----------------
      Total from investment operations                                     .63
                                                                  ----------------
Less dividends and distributions
Dividends from net investment income                                      (.39)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                  ----------------
      Total dividends and distributions                                   (.39)
                                                                  ----------------
Net asset value, end of period                                        $  12.77
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(c)                                                           4.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $168,103
Average net assets (000)                                              $162,049
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.67%(b)
   Expenses, excluding distribution and service (12b-1) fees               .92%(b)
   Net investment income                                                  6.02%(b)

------------------------------
(a) Net of expense subsidy and/or fee waiver.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Less than $.005 per share.

    36                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class B
----------------------------------------------------------------------------------------------------
                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------
    $  12.35             $  13.23             $  13.41             $  13.58             $  13.79
----------------     ----------------     ----------------     ----------------     ----------------
         .75                  .77(a)               .77(a)               .89(a)               .85(a)
         .19                 (.86)                (.18)                 .06                 (.18)
----------------     ----------------     ----------------     ----------------     ----------------
         .94                 (.09)                 .59                  .95                  .67
----------------     ----------------     ----------------     ----------------     ----------------
        (.76)                (.76)                (.77)                (.89)                (.85)
          --                 (.03)                  --(d)              (.02)                  --
          --                   --                   --                 (.21)                (.03)
----------------     ----------------     ----------------     ----------------     ----------------
        (.76)                (.79)                (.77)               (1.12)                (.88)
----------------     ----------------     ----------------     ----------------     ----------------
    $  12.53             $  12.35             $  13.23             $  13.41             $  13.58
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        7.97%                (.72)%               4.51%                7.24%                5.19%
    $155,401             $170,706             $186,659             $157,501             $136,054
    $157,836             $183,188             $172,326             $144,620             $114,560
        1.74%                1.50%(a)             1.50%(a)             1.42%(a)             1.39%(a)
         .99%                 .75%(a)              .75%(a)              .67%(a)              .64%(a)
        6.20%                5.91%(a)             5.76%(a)             6.54%(a)             6.48%(a)

    See Notes to Financial Statements                                     37

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  12.53
                                                                  ----------------
Income from investment operations
Net investment income                                                      .39
Net realized and unrealized gain (loss) on investment
   transactions                                                            .25
                                                                  ----------------
      Total from investment operations                                     .64
                                                                  ----------------
Less dividends and distributions
Dividends from net investment income                                      (.40)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                  ----------------
      Total dividends and distributions                                   (.40)
                                                                  ----------------
Net asset value, end of period                                        $  12.77
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(c)                                                           4.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $ 12,119
Average net assets (000)                                              $ 10,951
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.67%(b)
   Expenses, excluding distribution and service (12b-1) fees               .92%(b)
   Net investment income                                                  6.01%(b)

------------------------------
(a) Net of expense subsidy and fee waiver.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Less than $.005 per share.

    38                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class C
----------------------------------------------------------------------------------------------------
                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------
     $12.35               $13.23               $13.41               $13.58               $13.79
----------------     ----------------     ----------------     ----------------     ----------------
        .76                  .77(a)               .77(a)               .89(a)               .85(a)
        .19                 (.86)                (.18)                 .06                 (.18)
----------------     ----------------     ----------------     ----------------     ----------------
        .95                 (.09)                 .59                  .95                  .67
----------------     ----------------     ----------------     ----------------     ----------------
       (.77)                (.76)                (.77)                (.89)                (.85)
         --                 (.03)                  --(d)              (.02)                  --
         --                   --                   --                 (.21)                (.03)
----------------     ----------------     ----------------     ----------------     ----------------
       (.77)                (.79)                (.77)               (1.12)                (.88)
----------------     ----------------     ----------------     ----------------     ----------------
     $12.53               $12.35               $13.23               $13.41               $13.58
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       8.13%                (.72)%               4.51%                7.24%                5.19%
     $9,909               $9,257               $9,282               $6,005               $4,143
     $8,822               $9,696               $7,390               $4,747               $3,534
       1.74%                1.50%(a)             1.50%(a)             1.42%(a)             1.39%(a)
        .99%                 .75%(a)              .75%(a)              .67%(a)              .64%(a)
       6.19%                5.91%(a)             5.76%(a)             6.54%(a)             6.48%(a)

    See Notes to Financial Statements                                     39

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                  $  12.52
                                                                  ----------------
Income from investment operations
Net investment income                                                      .43
Net realized and unrealized gain (loss) on investment
   transactions                                                            .26
                                                                  ----------------
      Total from investment operations                                     .69
                                                                  ----------------
Less dividends and distributions
Dividends from net investment income                                      (.44)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                  ----------------
      Total dividends and distributions                                   (.44)
                                                                  ----------------
Net asset value, end of period                                        $  12.77
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(d)                                                           5.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $ 67,737
Average net assets (000)                                              $ 65,767
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .92%(c)
   Expenses, excluding distribution and service (12b-1) fees               .92%(c)
   Net investment income                                                  6.87%(c)

------------------------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and fee waiver.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Less than $.005 per share.

    40                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                    Class Z                                         September 16, 1996(a)
-------------------------------------------------------------------------------
                            Year Ended December 31,                                        through
-------------------------------------------------------------------------------
      2000                 1999                 1998                 1997             December 31, 1996
---------------------------------------------------------------------------------------------------------
    $  12.34             $  13.22             $  13.40             $  13.57                $ 13.20
----------------     ----------------     ----------------     ----------------     ---------------------
         .84                  .86(b)               .87(b)              1.00(b)                 .28(b)
         .19                 (.86)                (.18)                 .06                    .40
----------------     ----------------     ----------------     ----------------     ---------------------
        1.03                   --                  .69                 1.06                    .68
----------------     ----------------     ----------------     ----------------     ---------------------
        (.85)                (.85)                (.87)               (1.00)                  (.28)
          --                 (.03)                  --(e)              (.02)                    --
          --                   --                   --                 (.21)                  (.03)
----------------     ----------------     ----------------     ----------------     ---------------------
        (.85)                (.88)                (.87)               (1.23)                  (.31)
----------------     ----------------     ----------------     ----------------     ---------------------
    $  12.52             $  12.34             $  13.22             $  13.40                $ 13.57
----------------     ----------------     ----------------     ----------------     ---------------------
----------------     ----------------     ----------------     ----------------     ---------------------
        8.81%                 .01%                5.30%                8.05%                  5.35%
    $ 58,667             $ 50,215             $ 52,879             $ 47,519                $   608
    $ 50,576             $ 51,729             $ 48,988             $ 36,750                $   125
         .99%                 .75%(b)              .75%(b)              .67%(b)                .64%(b)(c)
         .99%                 .75%(b)              .75%(b)              .67%(b)                .64%(b)(c)
        6.94%                6.67%(b)             6.51%(b)             7.29%(b)               7.23%(b)(c)

    See Notes to Financial Statements                                     41

Prudential Total Return Bond Fund, Inc.

          Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

balanced/allocation funds
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
                                     www.prudential.com    (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential Total Return Bond Fund, Inc.

    Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT? Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                                www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols      NASDAQ      CUSIP
     Class A      PDBAX     74438M108
     Class B      PRDBX     74438M207
     Class C      PDBCX     74438M306
     Class Z      PDBZX     74438M405

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF166E2   74438M108   74438M207   74438M306   74438M405